                                                                                Exhibit 10(h)
                  Schedule Identifying Material Details of
                       Executive Agreements Substantially
                            Similar to Exhibit 10(g)


                                             Date of                         Effective
   Name                                     Execution                          Date
   ----                                   -------------                    ------------
Ralph K. Frasier                          June 9, 1989                     May 24, 1989
Norman A. Jacobs                          June 9, 1989                     May 24, 1989
J. Christopher Scott                      June 12, 1989                    May 24, 1989
Gerald R. Williams                        June 9, 1989                     May 24, 1989